SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
March 18, 2008
Date of Report (date of earliest event reported)
EVERGREEN SOLAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-31687	04-3242254

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
138 Bartlett Street
Marlboro, Massachusetts 01752
(Address of principal executive offices)
(508) 357-2221
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2008 Long-Term Incentive Awards
     On March 18, 2008, the Compensation Committee of the Board of Directors of Evergreen Solar, Inc. (the “Registrant”) approved the following long-term equity incentive awards for the Registrant’s chief executive officer, chief financial officer and other named executive officers:

Name	Restricted Stock(*)
Richard M. Feldt	100,000
Michael El-Hillow	40,000
Dr. Brown F. Williams	40,000
Richard G. Chleboski	16,750
Dr. J. Terry Bailey	16,750
(*) Shares of the Registrant’s common stock issued pursuant to the Registrant’s Amended and Restated 2000 Stock Option and Incentive Plan, which vest in four equal annual installments
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
10.1	Amended and Restated 2000 Stock Option and Incentive Plan (Incorporated herein by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K, dated July 15, 2005 and filed on July 21, 2005).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN SOLAR, INC.
By:	/s/ Michael El-Hillow
Michael El-Hillow
Chief Financial Officer and Secretary

Dated: March 24, 2008